EXHIBIT 99.1
PAB Bankshares, Inc.
The Park Avenue Bank	CODE OF CONDUCT POLICY

CORPORATE STATEMENT
The Board of Directors of PAB Bankshares, Inc. and its subsidiary, The Park Avenue Bank, (collectively referred to as the “Company”) has established this Code of Conduct for all officers and employees of the Company.

This Code of Conduct embodies not only legal and regulatory requirements, but also the standards by which our employees must conduct themselves. It is the responsibility of each officer and employee of the Company to read, understand, and abide by the letter and the spirit of the Code of Conduct.

CODE OF CONDUCT VIOLATIONS
Any employee who violates any section of this Code of Conduct is subject to disciplinary action up to and including termination. Suspicions of Code of Conduct violations and/or other criminal activity or business abuses should be reported immediately to a member of Senior Management, the Human Resources Director, the Internal Auditor, the Company’s Counsel or in accordance with the Whistle Blower Procedures, as defined below. Copies of all reported suspicions and violations of the Code of Conduct shall be delivered to the Chairman of the Audit Committee.

CONFLICT OF INTEREST
A financial institution’s reputation for integrity is its most valuable asset and can be affected by the conduct of its employees. For this reason, employees must not use their position for private gain, to advance personal interests, or to obtain favors or benefits for themselves, members of their families, or any other affiliated individuals, corporations or business entities.

A basic premise of this Code of Conduct is that each employee represents the Company and is obligated to act in the Company's best interest, and in the best interests of its customers, vendors and stockholders, without regard to the employee’s personal or financial interest or activities. Employees are expected to recognize and avoid those situations where personal or financial interest or relationships might influence or appear to influence the employee’s judgment on matters affecting our institution.

Employees should understand that a conflict of interest might arise when there is a mere opportunity for conflict to occur. Although employees may not intend to create a conflict of interest, they should manage their affairs to avoid even the appearance of such a conflict. If an employee has any doubt about a certain situation, the employee should immediately contact either a member of Senior Management or the Human Resources Director to discuss it.

CONFIDENTIAL INFORMATION
The unauthorized use or release of confidential information during or after employment with the Company is a breach of this Code of Conduct. Confidential information with respect to the Company, its customers, prospective customers, vendors, shareholders, and employees acquired in the course of business is to be used solely for corporate purposes and never to be discussed with or divulged to unauthorized individuals or entities. The need for confidentiality extends to everyone, including family, friends and acquaintances.

August 2006	Page 1 of 8

PAB Bankshares, Inc.
The Park Avenue Bank	CODE OF CONDUCT POLICY

Customers, vendors, shareholders and employees expect the Company and its employees to keep information regarding their personal and business affairs in strict confidence at all times. Examples of confidential information include the following: customer, supplier, shareholder or employee business relationships, loans, accounts, balances, credit ratings, experiences, or any other transaction with the Company. Other examples of confidential information include, but are not limited to corporate policies, objectives, goals and strategies; lists of clients, customers or vendors; employee records; and other materials such as spreadsheets, memoranda, documents, manuals, reports, records, computer software or hardware, training materials, bulletins, and similar originals or copies of records whether or not you have contributed to their creation. When an employee leaves the Company, the employee may not retain any confidential information.

Confidential information available to one affiliate or department of the Company should only be communicated to other affiliates or departments when there is a legitimate business need to know.

INSIDER TRADING
An employee’s position with the Company may provide access to material non-public information. Material non-public information means information that is not available to the public at large which would be important to an investor in making a decision to buy, sell or retain a security. Common examples of information that will frequently be considered material are: projections of future earnings or losses; news of a pending or proposed merger or acquisition, tender offer or exchange offer; news of a significant sale of assets or the disposition of a subsidiary; changes in dividend policies or the declaration of a stock split or the offering of additional securities; significant changes in management; significant new products or discoveries; or impending financial liquidity problems. It should be noted that either positive or negative information might be material.

An employee in possession of material non-public information shall not pass that information on to others, and shall not purchase or sell a security or recommend the purchase or sale of a security to any other person. After the information has been publicly disclosed through appropriate channels, an employee should allow a reasonable time to elapse (at least two business days) before trading in the security, to allow for public dissemination and evaluation of the information. The use or disclosure of such information can result in civil or criminal penalties under federal securities laws, both for the individual concerned and for the Company.

RELATIONSHIP WITH THE INVESTMENT COMMUNITY
Institutional investors and securities’ analysts play a critical role in establishing the pricing and liquidity of the Company’s stock and other publicly held securities. To ensure proper disclosure and consistency of information, all communications with members of the investment community should be coordinated with a member of Senior Management.

FINANCIAL ACCOUNTABILITY AND INTERNAL CONTROLS
The Company has numerous internal control policies and procedures. The Company expects all employees to be familiar with and operate within established internal controls. The Company’s internal and external auditors periodically audit internal control policies, procedures and compliance in order to assess the sufficiency of these controls. All employees involved in these periodic assessments shall provide accurate information and shall complete the internal control certifications in a timely manner.

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PAB Bankshares, Inc.
The Park Avenue Bank	CODE OF CONDUCT POLICY

INTEGRITY OF ACCOUNTING AND FINANCIAL INFORMATION
The Company maintains the highest standards in preparing the accounting and financial information disclosed to the public. There should never be issued any information that is false, misleading, incomplete or would lead to mistrust by the public, our customers, or our stockholders. All accounting records shall be compiled accurately, with the appropriate accounting entries properly classified when entered on the books.

No payments on behalf of the Company shall be approved or any transaction made with the intention or understanding that part or all of such payment will be used for any purpose other than that described by the documents supporting it. No fund, asset, or liability of the Company shall, under any circumstances or for any purpose, be concealed or used for an unlawful or improper purpose.

MONEY LAUNDERING AND TRANSACTION STRUCTURING
The Company may unknowingly be used to launder money derived from criminal activity. The intention behind these types of transactions is to hide ownership of the funds from the government. The Company makes every effort to resist being associated with money laundering or any other type of criminal activity.

Any employee who knowingly and willfully launders money, or attempts or assists someone in laundering money is in violation of this Code of Conduct and is further subject to substantial fines or imprisonment or both. Also, in accordance with the Bank Secrecy Act (“BSA”), any employee who willfully structures a transaction, or attempts or assists someone in structuring a transaction to avoid the currency reporting requirements of BSA is subject to substantial fines, imprisonment, or both. All employees are required to immediately report any attempts by any person to use the Company to launder money, to structure a transaction for the laundering of money or to avoid the currency reporting requirements of BSA.

It is the Company’s policy to prosecute an employee who uses the Company to engage in money laundering or any other type of criminal activity.

EMBEZZLEMENT, THEFT, AND MISAPPLICATION OF FUNDS
Anyone who embezzles, steals, or willfully misappropriates any monies, funds, or property of the Company is in violation of this Code of Conduct and is further subject to fine or imprisonment or both.

USE OF CORPORATE NAME AND LETTERHEAD
The Company’s name, logo or corporate letterhead may not be used for any purpose other than in the normal course of official company business, unless expressly approved by a member of Senior Management.

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PAB Bankshares, Inc.
The Park Avenue Bank	CODE OF CONDUCT POLICY

RELATIONSHIP WITH THE MEDIA
The Company’s relationship with the media is an important one that affects our image in the community. Employees should refer all questions or requests for information from reporters or other media representatives to a member of Senior Management to ensure consistency and accuracy of information.

THINGS OFFERED TO EMPLOYEES
It is a federal crime for any officer, director, employee, agent or attorney of the Company to solicit, demand or accept for the benefit of any person anything of value from anyone in return for any business, service or confidential information of the Company, intending to be influenced or rewarded, either before or after a transaction is discussed or consummated. Although all transactions and businesses are covered, some examples include extensions of credit, underwriting transactions, investment advice, trust matters, checking accounts and purchases from vendors. The person who improperly offers or promises something of value under these circumstances is guilty of the same offense. Substantial criminal penalties can result from non-compliance.

It is not uncommon for bankers to have close social or family ties with some of those with whom they do business. Things of value exchanged between a Company employee and family members or social friends is not covered by this Code of Conduct if they are exchanged solely because of the family or social relationship and not in connection with a bank transaction or bank business. However, the exchange of things of value that may create the appearance of a conflict of interest should be avoided.

Although acceptance of things of value in connection with bank business is generally prohibited, an employee may accept meals, refreshments, travel arrangements or accommodation, or entertainment (including cultural and sporting events or activities), all of reasonable value, in the course of a meeting, business trip or other occasion the purpose of which is to hold bona fide business discussions or to foster better business relations, provided the benefit would be paid for by the Company as a reasonable expense if not paid for by another party; advertising or promotional material of nominal value, such as pens, pencils, note pads, key chains, calendars and similar items; discounts or rebates on merchandise or services that do not exceed those available to other customers; gifts of modest value that are related to commonly recognized events or occasions, such as a promotion, new job, wedding, retirement, Christmas, bas or bar mitzvah; civic, charitable, educational or religious organizational awards for recognition of service and accomplishment.

An employee may not receive things of value for purely personal benefit, or for the personal benefit of anyone other than the Company, which serve no demonstrable business purpose. Gifts of cash in any amount are expressly prohibited.

On a case-by-case basis, the Company may approve other circumstances, not described herein, in which employees may accept something of value in connection with the Company’s business. Approval must be given by an executive officer of the Company, after consultation with legal counsel, in writing on the basis of a full written disclosure of all relevant facts submitted by the employee, providing compliance with federal law.

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PAB Bankshares, Inc.
The Park Avenue Bank	CODE OF CONDUCT POLICY

Whenever any situation arises with regard to matters concerning things of value, the employee is required to make full disclosure to a member of Senior Management. Within 10 days of an occurrence where an employee accepts any item(s) having an aggregate value greater than $250 from a person who currently does or proposes to do business with the Company, he/she must give to a member of Senior Management a written report of the item(s), from whom received and the circumstances under which such item(s) was received. This written disclosure must include all relevant facts regarding the incident. The report must be signed by the employee and a member of Senior Management and will be retained in the employee’s employment file maintained by the Human Resources Director for future reference. If the employee involved is an executive officer of the Company, the disclosure must be made to the Company’s Audit Committee of the Board of Directors.

THINGS OFFERED BY EMPLOYEES
Employees may not, on behalf of the Company in connection with any transaction or business of the Company, directly or indirectly give, offer, or promise anything of value to any individual, business entity, organization, governmental unit, public official, political party or any other person for the purpose of influencing the actions of the recipient. This standard of conduct is not intended to prohibit normal business practices such as providing meals, entertainment, tickets to cultural and sporting events, promotional gifts, favors, discounts, price concessions, gifts given as token of friendship or special occasions (such as Christmas), so long as they are of nominal and reasonable value under the circumstances and promote the Company’s legitimate business interests.

ESTATE MATTERS
Without the approval of a member of Senior Management after consultation with legal counsel, an employee or the employee’s spouse or child may not accept any benefit under a will or trust instrument of a customer of the Company with a value greater than $1,000 unless the customer is a member of the employee’s family. An employee may never demand, request or solicit any benefit under a will or trust instrument of a customer of the Company.

Without the approval of a member of Senior Management after consultation with legal counsel, an employee or the employee’s spouse or child may not act in any fiduciary capacity under a will, trust, or other instrument of a customer of the Company unless the customer is a member of the employee’s family.

OUTSIDE ACTIVITIES
An employee’s activities, including his or her behavior, must not interfere, conflict with the interest of the Company, or be an embarrassment to the company. Acceptance of outside employment, outside speaking engagements, election to the board of directors of other organizations, representation of the Company’s customers in dealings with the Company, and participation in activities on behalf of outside organizations or in political activities represent potential conflicts of interest.

Employees must not engage in outside employment that will interfere with their duties at the Company or that will adversely affect the quality of their work for the Company.

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PAB Bankshares, Inc.
The Park Avenue Bank	CODE OF CONDUCT POLICY

Outside employment must not compete or conflict with the activities of the Company; involve any use of company equipment, supplies, or facilities; imply the Company’s sponsorship or support; or adversely affect the Company’s reputation. Employees must disclose all outside employment to a member of Senior Management.

Employees may participate in worthwhile civic, social, educational and charitable organizations and activities so long as such activities do not adversely affect their duties or the quality of their work.

Without a member of Senior Management approval, employees must not act in the following capacities: any signing capacity on any account of another, with family members and entities controlled by such employee excepted; or an officer or director of any organization, except for social, religious, philanthropic or civic organization, colleges or schools, neighborhood associations, entities controlled by such employee or trade or professional organizations associated with banking or business.

SOUND PERSONAL FINANCES
The manner in which employees manage their personal finances can affect on-the-job performance and the Company’s image in the community. Therefore employees must avoid any circumstances that may lead to over extension of credit or salary attachments or drawing checks against insufficient funds or other financially embarrassing situations. If an employee checking account is overdrawn three times within six months, the free privilege may be withdrawn.

Employees and their families should borrow only from financial institutions that regularly lend money. Borrowing may be done only on a normal basis with no favored treatment. Employees and their families may not borrow from customers and vendors except those who engage in lending in the usual course of their business and then only on terms customarily offered to others under similar circumstances without special concessions as to interest rate, terms, security, repayment terms and penalties.

EMPLOYMENT OF RELATIVES OR PERSONS HAVING CLOSE PERSONAL RELATIONSHIPS
To minimize security risks and avoid conflicts of interest, immediate family members or other persons with whom an employee has close personal relationships should not work in the same department, be placed in positions where one may supervise another or be placed where one may be in a position of processing, tracking, monitoring or recording of transactions initiated by the family member. Exceptions to the policy must be approved by a member of Senior Management.

DISCLOSURE AND RECORDKEEPING
The Audit Committee of the Board of Directors of the Company has adopted a Whistle Blower Policy and has further established an employee “whistle-blower” hotline for the confidential and anonymous reporting of violations of the Code of Conduct, or any other Company policy (the “Whistle Blower Procedures”). If an employee believes that he/she or another employee is in violation of this Code of Conduct, the employee must disclose the facts of the situation either in accordance with the Whistle Blower Procedures or to any person listed below:

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PAB Bankshares, Inc.
The Park Avenue Bank	CODE OF CONDUCT POLICY

Senior Management:	Burke Welsh, President
Jay Torbert, Executive Vice President
Wesley Fuller, Executive Vice President
Dave Gould, Executive Vice President
Bill Kane, Executive Vice President

Human Resources Director:	Brenda Vickery
Address:	PAB Bankshares, Inc.
3250 North Valdosta Road
P. O. Box 3460
Valdosta, Georgia 31604-3460
	Phone:	(229) 241-2775
	FAX:	(229) 241-2774

Internal Auditor:	Michelle Iturralde
Address:	same as above
	Phone:	(229) 247-5535, ext 1726
	FAX:	(229) 242-5474

Company’s Counsel:	Thompson Kurrie, Jr., Esquire
Address:	Coleman, Talley, Newbern, Kurrie,
Preston & Holland, LLP
910 N. Patterson Street
P. O. Box 5437
Valdosta, Georgia 31603
	Phone:	(229) 242-7562
	FAX:	(229) 333-0885

Other notices or requests for approval contemplated by this Code of Conduct may be addressed to the appropriate party named above at the address given.

Failure to report a violation of this Code of Conduct or failure to provide the notices or obtain the approvals required by this Code of Conduct is a violation thereof.

Disclosures, notices or requests contemplated by the Code of Conduct should, unless otherwise provided in the Whistle Blower Procedures when such procedures are being used by the employee for disclosures, always be in writing. A member of Senior Management will respond to the employee in writing. Copies of all disclosures, notices, requests and a member of Senior Management’s response thereto will be maintained by the Human Resources Director, unless as otherwise as provided by the Whistle Blower Procedures when such procedures are being used by the employee for disclosure.

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PAB Bankshares, Inc.
The Park Avenue Bank	CODE OF CONDUCT POLICY

ACKNOWLEDGMENT
On an annual basis, every employee will be required to sign a statement that he/she has read this Code of Conduct and understands its provisions and agrees to abide by them.

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